UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Citrix Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CITRIX SYSTEMS, INC. 2021 Annual Meeting Vote by June 3, 2021 11:59 PM ET

CITRIX SYSTEMS, INC. ATTN: LEGAL DEPARTMENT 15 NETWORK DRIVE BURLINGTON, MA 01803

D50340-P52735

 You invested in CITRIX SYSTEMS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 4, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report and additional soliciting materials, if any, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Robert M. Calderoni	For

1b.	Nanci E. Caldwell	For

1c.	Murray J. Demo	For

1d.	Ajei S. Gopal	For

1e.	David J. Henshall	For

1f.	Thomas E. Hogan	For

1g.	Moira A. Kilcoyne	For

1h.	Robert E. Knowling, Jr.	For

1i.	Peter J. Sacripanti	For

1j.	J. Donald Sherman	For

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021	For

3.	Advisory vote to approve the compensation of the Company’s named executive officers	For

4.	Shareholder proposal regarding simple majority voting provisions	None

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D50341-P52735